UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2004


                             AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA         91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 5.   Other Events and Regulation FD Disclosure.

          AquaCell Technologies, Inc. (the "Company") issued a letter to its stockholders detailing the current status of the Company, its products, programs and marketing efforts. The letter is attached as Exhibit 99.1.


ITEM 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

          99.1	Copy of Letter to Stockholders dated May 20, 2004.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: May 20, 2004                          By: /s/ Gary S. Wolff
                                            ------------------------------------
                                                    Gary S. Wolff
						    Principal Accounting Officer